Ambiq Reports Third Quarter 2026 Financial Results

Third quarter net sales increased 110% year-over-year on broad demand across customers, product families and form factors

Gross profit more than doubled year-over-year, outpacing net sales growth

Expect fourth quarter net sales of $43.5 million to $44.5 million, supported by accelerating demand for edge AI

AUSTIN, Texas, November 10, 2026 — Ambiq Micro, Inc. (“Ambiq”) (NYSE: AMBQ), a technology leader in ultra-low-power semiconductor solutions for edge AI, today announced financial results for the third quarter of 2026.

Third Quarter 2026 and Recent Highlights

•
Continued net sales growth on strong edge AI demand: Net sales increased approximately 110%, year-over-year, driven by strong demand across customers, product families and form factors.
•
Gross profit outpaced net sales growth: GAAP gross profit increased 132% and non-GAAP gross profit increased 128% year-over-year, with GAAP gross margin and non-GAAP gross margin expanding by 440 basis points and 390 basis points respectively.
•
Continued customer diversification: The active customer base expanded approximately 50% year-over-year with seven customers generating more than $1 million each in quarterly net sales, compared to 3 in the same quarter last year.
•
Expanded HELIA AI ecosystem for edge AI development: Supported customers to enable faster, more efficient AI deployment with the introduction of heliaPROFILER™ and heliaAOT™ 1.0, the seventh AI software product launch or major release in 2026.

Management Commentary

“We delivered our sixth consecutive quarter of sequential net sales growth supported by healthy customer demand and strong supply chain partnerships that enabled us to secure capacity and meet growing customer needs. With demand for edge AI accelerating, we expect to deliver a meaningful step-up in net sales in the fourth quarter and another year of strong growth in 2027,” said Fumihide Esaka, CEO of Ambiq. “We believe we are still in the early stages of a significant, multi-year shift toward greater intelligence at the edge. With our differentiated technology, growing portfolio and expanding customer base, we believe Ambiq is well positioned to capture the significant opportunity ahead.”

Summary of Third Quarter 2026 Results

GAAP (Unaudited; $ in thousands)	Three months ended September 30,	Three months ended June 30,	Three months ended September 30,	Quarter over quarter change	Year over year change
	2026	2026	2025
Net sales	$38,138	$33,901	$18,165	12.5%	110.0%
Gross profit	$17,823	$15,267	$7,677	16.7%	132.2%
Gross margin	46.7%	45.0%	42.3%	1.7 pts	4.4 pts
Operating expense	$27,851	$23,994	$17,720	16.1%	57.2%
Net loss	$(7,056)	$(7,115)	$(9,002)	NM	NM

NON-GAAP FINANCIAL MEASURES* (Unaudited; $ in thousands)	Three months ended September 30,	Three months ended June 30,	Three months ended September 30,	Quarter over quarter change	Year over year change
	2026	2026	2025

Non-GAAP Gross profit	$18,559	$15,989	$8,141	16.1%	128.0%
Non-GAAP Gross margin	48.7%	47.2%	44.8%	1.5 pts	3.9 pts
Non-GAAP Operating expense	$22,756	$19,374	$13,162	17.5%	72.9%
Non-GAAP Net loss	$(1,221)	$(1,772)	$(3,977)	NM	NM

*Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expense and non-GAAP net loss are non-GAAP financial measures. See "Non-GAAP Financial Measures" below for definitions of each of these measures, and the tables accompanying this press release for reconciliations of these measures to their most comparable GAAP measure.

Fourth Quarter Business Outlook1

Ambiq’s current expectations for the quarter ending December 31, 2026, include the following:

•
Net sales within a range of $43.5 million to $44.5 million, reflecting accelerating demand for edge AI.
•
Non-GAAP gross margin to be approximately flat to 3Q 2026 as manufacturing efficiencies and product mix help to offset increased supply chain cost pressure.
•
Non-GAAP operating expense of $25.5 million to $26.5 million, reflecting Atomiq110 and Apollo340 tape-out costs and other investments to support our product development roadmap.
•
Non-GAAP net loss per share within a range of ($0.09) to ($0.03) based on a weighted average share count of 24.6 million shares outstanding.

1Ambiq's financial outlook is based on assumptions that it believes to be reasonable as of the date of this release, but may be materially affected by many factors, as discussed below in "Forward-Looking Statements." Actual results may vary from the guidance and the variations may be material. We undertake no intent or obligation to publicly update or revise this outlook, whether as a result of new information, future events or otherwise, except as required by law. The Company is unable to include a reconciliation of forward-looking non-GAAP gross margin, non-GAAP operating expense and non-GAAP net loss per share to the most directly comparable GAAP measure without unreasonable effort due to the high variability with respect to the impact of items such as depreciation and amortization and, stock-based compensation expense and other items that are excluded from these non-GAAP measures.

Conference Call

Ambiq will host a conference call for analysts and investors today at 8:30 a.m. Eastern Time. Interested participants can access the call by dialing 1-833-461-5787 and providing conference ID  742 816 259. International callers may join the call by dialing +1-585-542-9983, using the same code. The call will also be available as a live and archived webcast on the Events & Presentations section of Ambiq's Investor Relations website.

About Ambiq Micro

Ambiq’s mission is to enable intelligence (artificial intelligence (AI) and beyond) everywhere by delivering the lowest power semiconductor solutions. Built on its patented Subthreshold Power Optimized Technology (SPOT®) platform and the HELIA™ AI ecosystem, Ambiq empowers manufacturers to bring more capable AI to the edge, where power, memory, and energy efficiency are most critical. Ambiq enables more intelligent, always-on edge devices across healthcare, wearables, industrial automation, smart environments, and other emerging AI applications. With more than 300 million devices shipped worldwide, Ambiq continues to shape the future of always-on Edge AI. Headquartered in Austin, Texas, Ambiq serves customers globally. For more information, visit www.ambiq.com.

Ambiq, Ambiq Micro and the Ambiq logo are registered trademarks of Ambiq Micro, Inc. All other company or product names noted herein may be trademarks of their respective holders.

Non-GAAP Financial Measures

Ambiq supplements its reporting of financial information determined under generally accepted accounting principles in the United States of America (GAAP), including the use of non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP R&D expenses, non-GAAP SG&A expenses and non-GAAP net loss. These non-GAAP financial measures help management make strategic decisions, establish budgets and operational goals for managing the business, analyzing financial results, and evaluating business performance. Ambiq defines non-GAAP gross profit as gross profit adjusted to exclude expenses not directly attributable to gross profit, such as depreciation and amortization, stock-based compensation and gain on nonmonetary transactions. Ambiq defines non-GAAP gross margin as non-GAAP gross profit as a percentage of net sales.  Ambiq defines non-GAAP operating expenses, non-GAAP R&D expenses and non-GAAP SG&A expenses as operating expenses, R&D expenses and SG&A expenses, as applicable, adjusted to exclude expenses not directly attributable to operating expenses, R&D expenses and SG&A expenses, as applicable, such as depreciation and amortization, stock-based compensation, severance costs, IPO-related bonus and IPO and other transaction costs, as applicable. Ambiq defines non-GAAP net loss as net loss adjusted to exclude expenses not directly attributable to the performance of operations, such as income taxes, depreciation and amortization, stock-based compensation, gain on nonmonetary transactions, severance costs, IPO-related bonus, IPO and other transaction costs and warrant valuation.

Ambiq believes these non-GAAP financial measures provide additional tools for investors to use in comparing core business and results of operations over multiple periods with other companies in the industry, many of which present similar non-GAAP financial measures. However, Ambiq's presentation of non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP R&D expenses, non-GAAP SG&A expenses, and non-GAAP net loss may not be comparable to similarly titled measures reported by other companies due to differences in the way that these measures are calculated. These non-GAAP measures have limitations, and should not be considered as the sole measures of our performance and should not be considered in isolation from, or as a substitute for, the most comparable measure calculated in accordance with GAAP.

Forward-Looking Statements

The statements contained in this press release that are not historical facts are forward-looking statements. You can identify forward-looking statements because they contain words such as "believes," "expects," "may," "will," "should," "seeks," "intends," "plans," "estimates," or "anticipates," or similar expressions which concern our strategy, plans, projections or intentions. These forward-looking statements may be included throughout this press release, and include, but are not limited to, statements relating to Ambiq's expectations around its fourth quarter 2026 and 2027 outlook, growth trajectory and competitive position. By their nature, forward-looking statements are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify including those described in the section titled "Risk Factors" in Ambiq's Annual Report on 10-K for the year ended December 31, 2025 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, as well as in other filings Ambiq may make with the SEC in the future. Ambiq's expectations, beliefs and projections are expressed in good faith and Ambiq believes there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs and projections will result or be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. Any forward-looking statement in this press release speaks only as of the date of this release. Ambiq undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

Availability of Information on Our Website

We routinely use our investor relations website (ir.ambiq.com) to post presentations to investors and other important information, including information that may be material. Accordingly, we encourage investors and others interested in Ambiq to review the information it makes public on its investor relations website.

AMBIQ MICRO, INC.

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in thousands, except share and per share amounts)

	September 30,	December 31,
	2026	2025
Assets
Current assets:
Cash and cash equivalents	$363,452	$140,275
Accounts receivable, net	19,020	7,286
Inventories	30,051	16,937
Prepaid expenses and other current assets	4,802	3,421
Total current assets	$417,325	$167,919
Property, equipment and software, net of accumulated depreciation and amortization of $15,914 and $14,632, respectively	4,497	4,137
Right-of-use assets, net	3,027	638
Intangible assets, net of accumulated amortization of $14,865 and $10,752, respectively	8,828	11,593
Other assets	1,218	393
Total assets	$434,895	$184,680
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$7,657	$8,577
Accrued and other current liabilities	16,425	10,201
Short-term lease liabilities	1,134	400
Total current liabilities	$25,216	$19,178
Long-term lease liabilities	3,291	278
Other long-term liabilities	1,011	2,765
Total liabilities	$29,518	$22,221
Commitments and contingencies (Note 6)
Stockholders’ equity:
Common stock, $0.000001 par value; 500,000,000 shares authorized; 24,516,643 shares and 18,316,928 shares issued and outstanding at September 30, 2026 and December 31, 2025, respectively	$—	$—
Additional paid-in capital	786,731	519,610
Accumulated deficit	(381,053)	(356,711)
Accumulated other comprehensive loss	(301)	(440)
Total stockholders’ equity	$405,377	$162,459
Total liabilities and stockholders’ equity	$434,895	$184,680

AMBIQ MICRO, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS (UNAUDITED)

(in thousands, except share and per share amounts)

	Three months ended		Nine months ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Net sales	$38,138	$18,165	$97,099	$51,770
Cost of sales	20,315	10,488	53,118	28,534
Gross profit	17,823	7,677	43,981	23,236
Operating expenses:
Research and development	16,297	8,889	43,268	26,474
Selling, general and administrative	11,554	8,831	31,157	24,343
Total operating expenses	27,851	17,720	74,425	50,817
Loss from operations	(10,028)	(10,043)	(30,444)	(27,581)
Other income, net	2,976	1,044	6,110	1,820
Loss before income taxes	(7,052)	(8,999)	(24,334)	(25,761)
Provision for income taxes	4	3	8	21
Net loss	$(7,056)	$(9,002)	$(24,342)	$(25,782)
Net loss per share, basic and diluted	$(0.29)	$(0.72)	$(1.10)	$(5.73)
Weighted-average shares used in computing net loss per share, basic and diluted	24,274,796	12,464,236	22,152,233	4,495,701
Comprehensive loss:
Currency translation adjustment	(50)	(14)	139	66
Comprehensive loss	$(7,106)	$(9,016)	$(24,203)	$(25,716)

AMBIQ MICRO, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(in thousands)

	For the nine months ended September 30,
	2026	2025
Cash flows from operating activities
Net loss	$(24,342)	$(25,782)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	5,339	5,568
Stock-based compensation	10,936	3,684
Gain on receipt of nonmonetary tangible assets	—	(1,600)
Change in right-of-use assets	610	606
Change in warrant valuations and cancellations	—	60
Other	—	(110)
Changes in operating assets and liabilities
Accounts receivable	(11,734)	3,484
Inventories	(13,114)	(1,118)
Prepaid expenses and other assets	(986)	(823)
Other long-term assets	23	—
Accounts payable	1,324	(956)
Accrued and other current liabilities	7,224	1,584
Other long-term liabilities	(662)	(174)
Net cash used in operating activities	(25,382)	(15,577)
Cash flows from investing activities
Purchase of intangible assets	(6,281)	(3,687)
Purchases of property, equipment and software	(1,404)	(1,162)
Net cash used in investing activities	(7,685)	(4,849)
Cash flows from financing activities
Proceeds from issuance of common stock in connection with follow-on offerings, net of underwriting discounts and commissions	245,468	—
Proceeds from issuance of common stock in connection with initial public offering, net of underwriting discounts and commissions	—	102,672
Payment of deferred offering costs	(2,186)	(2,829)
Proceeds from exercise of stock options	9,893	353
Proceeds from exercise of warrants	3,010	5,702
Net cash provided by financing activities	256,185	105,898
Effect of exchange rate changes on cash and cash equivalents	59	37
Net increase in cash and cash equivalents	223,177	85,509
Cash and cash equivalents at beginning of period	140,275	60,981
Cash and cash equivalents at end of period	$363,452	$146,490
Supplemental disclosure of non-cash investing and financing activities
Intangible assets in accounts payable, accrued and other long-term liabilities	4,830	7,904
Gain on receipt of nonmonetary tangible assets	—	1,600
Right-of-use assets obtained in exchange for new operating lease liabilities	3,016	383

The following table reconcile the most directly comparable GAAP financial measure to each of these non-GAAP financial measures.

Non-GAAP Net Loss:

	Three months ended September 30,		Nine months ended September 30,		Three months ended June 30,
	2026	2025	2026	2025	2026
	(in thousands)
Net loss	$(7,056)	$(9,002)	$(24,342)	$(25,782)	$(7,115)
Add:
Income taxes	4	3	8	21	1
Depreciation and amortization	1,814	1,754	5,339	5,568	1,785
Stock-based compensation	4,017	2,068	10,936	3,684	3,557
Gain on nonmonetary transaction	—	—	—	(1,600)	—
Severance costs	—	—	20	—	—
IPO-related bonus	—	1,200	—	1,200	—
IPO and other transaction costs	—	—	—	1,793	—
Warrant valuation	—	—	—	60	—
Non-GAAP net loss	$(1,221)	$(3,977)	$(8,039)	$(15,056)	$(1,772)

Non-GAAP Gross Profit and Non-GAAP Gross Margin:

	Three months ended September 30,		Nine months ended September 30,		Three months ended June 30,
	2026	2025	2026	2025	2026
	(in thousands)
Gross profit	$17,823	$7,677	$43,981	$23,236	$15,267
Add:
Depreciation and amortization	506	439	1,509	1,431	504
Stock-based compensation	230	25	635	125	218
Gain on nonmonetary transaction	—	—	—	(1,600)	—
Non-GAAP gross profit	$18,559	$8,141	$46,125	$23,192	$15,989

Gross margin	46.7%	42.3%	45.3%	44.9%	45.0%
Non-GAAP gross margin	48.7%	44.8%	47.5%	44.8%	47.2%

Non-GAAP Operating Expenses:

	Three months ended September 30,		Nine months ended September 30,		Three months ended June 30,
	2026	2025	2026	2025	2026
	(in thousands)
Operating expenses	$27,851	$17,720	$74,425	$50,817	$23,994
Less:					.
Depreciation and amortization	1,308	1,315	3,830	4,137	1,281
Stock-based compensation	3,787	2,043	10,301	3,559	3,339
Severance	—	—	20	—	—
IPO-related bonus	—	1,200	—	1,200	—
IPO and other transaction costs	—	—	—	1,793	—
Non-GAAP operating expenses	$22,756	$13,162	$60,274	$40,128	$19,374

	Three months ended September 30,		Nine months ended September 30,		Three months ended June 30,
Research and development	2026	2025	2026	2025	2026
	(in thousands)
Operating expenses	$16,297	$8,889	$43,268	$26,474	$14,139
Less:
Depreciation and amortization	1,263	1,279	3,709	3,925	1,244
Stock-based compensation	1,886	263	5,135	980	1,731
Severance	—	—	20	—	—
IPO-related bonus	—	433	—	433	—
Non-GAAP research and development expenses	$13,148	$6,915	$34,404	$21,136	$11,164

	Three months ended September 30,		Nine months ended September 30,		Three months ended June 30,
Selling, general, and administrative	2026	2025	2026	2025	2026
	(in thousands)
Operating expenses	$11,554	$8,831	$31,157	$24,343	$9,855
Less:
Depreciation and amortization	45	36	121	212	37
Stock-based compensation	1,901	1,781	5,166	2,579	1,608
IPO-related bonus	—	767	—	767	—
IPO and other transaction costs	—	—	—	1,793	—
Non-GAAP selling, general, and administrative expenses	$9,608	$6,247	$25,870	$18,992	$8,210

Non-GAAP Net Loss per Share:

	Three months ended September 30,		Nine months ended September 30,
	2026	2025	2026	2025
	(in thousands, except share and per share amounts)
GAAP net loss	$(7,056)	$(9,002)	$(24,342)	$(25,782)
Weighted-average shares used in computing GAAP net loss per share	24,274,796	12,464,236	22,152,233	4,495,701
GAAP net loss per share	$(0.29)	$(0.72)	$(1.10)	$(5.73)

Non-GAAP net loss	$(1,221)	$(3,977)	$(8,039)
Weighted-average shares used in computing non-GAAP net loss per share⁽¹⁾	24,274,796	18,238,462	22,152,233
Non-GAAP net loss per share	$(0.05)	$(0.22)	$(0.36)

(1) For the three months ended September 30, 2025 pro forma common shares gives effect to the automatic conversion of outstanding equity instruments and the issuance of shares in connection with the initial public offering, as if all such events had occurred as of the beginning of the period presented.

Company Contact
Charlene Wan
VP of Corporate Marketing
cwan@ambiq.com

Investor Relations Contact
Teneo
Christina Coronios
christina.coronios@teneo.com